UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________________________

SCHEDULE 14C

__________________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

INSPIRE VETERINARY PARTNERS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

INSPIRE VETERINARY PARTNERS, INC.

780 Lynnhaven Parkway
Suite 400
Virginia Beach, Virginia 23452
(757) 734-5464

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Inspire Veterinary Partners, Inc.,

This Notice and accompanying Information Statement is being furnished to the stockholders of shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), of Inspire Veterinary Partners, Inc. (the “Company” or “Inspire”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with an action taken by the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”). The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the Majority Stockholders, dated as of December 9, 2025, in lieu of a meeting, and which will be effective at least twenty (20) calendar days from the first date of mailing this Information Statement. The written consent of Stockholders in lieu of a meeting authorizes the following corporate action:

(1)    To approve an amendment to our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of Class A Common Stock to seven hundred million (700,000,000) shares (the “Amendment”).

The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of soliciting proxies or consents from additional stockholders in connection with these actions.

This Information Statement is being delivered in lieu of notice of a meeting of stockholders pursuant to Section 78.320(3) of the Nevada Revised Statutes (the “NRS”).

The consent we have received constitutes the only stockholder approval required under the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, to approve the Company’s actions in connection with the corporate action.

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

The effectiveness of the Majority Stockholders’ approval of the Amendment shall automatically take effect on the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of December 11, 2025, which we refer to as the “Record Date.” This Information Statement was first mailed or furnished to stockholders on or about [    ], 2025.

By order of the Board of Directors:
Kimball Carr
Chair, President and Chief Executive Officer
[ ], 2025

INFORMATION STATEMENT
OF
INSPIRE VETERINARY PARTNERS, INC.

[    ], 2025

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

Inspire Veterinary Partners, Inc., a Nevada corporation, with its principal executive offices located at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452, is sending you this Information Statement to notify you of an action that the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”) have taken by written consent in lieu of a special meeting of stockholders.

References in this Information Statement to the “Company, “we,” “our,” “us,” and “Inspire” are to Inspire Veterinary Partners, Inc. and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by Inspire. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Class A Common Stock held of record by them. We are distributing this Information Statement in full satisfaction of any notice requirements it may have under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law.

INTERNET AVAILABILITY OF INFORMATION STATEMENT

We are using the internet as the primary means for furnishing this Information Statement on Schedule 14C to stockholders. Consequently, most stockholders will not receive paper copies of this Information Statement. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing this Information Statement on Schedule 14C online. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our Information Statement on Schedule 14C if they so choose. We encourage stockholders to take advantage of the online availability of information statement materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs. The Information Statement on Schedule 14C is available online at https://ir.inspirevet.com/proxy-statements/.

ACTIONS TAKEN

This Information Statement contains a description of the actions approved by the members of the Board of Directors of the Company and stockholders holding 54.4% of the voting power of the outstanding shares of our capital stock (the “Majority Stockholders”).

APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

Under Section 78.320(2) of the Nevada Revised Statutes (the “NRS”), “[u]nless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if […] a written consent thereto is signed by stockholders holding at least a majority of the voting power[.]”

Pursuant to Article II, Section 7 of our Second Amended and Restated Bylaws, “[e]xcept as otherwise provided by law, the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding shares representing at least a majority of the votes entitled to vote thereon[.]”

In accordance with the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, the Majority Stockholders approved by written consent dated December 9, 2025, in lieu of a special meeting, an amendment to our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of Class A Common Stock to seven hundred million (700,000,000) shares (the “Amendment”) with such Amendment to take effect immediately following the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, or as otherwise provided in the Certificate of Amendment.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Class A Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of the voting power of our outstanding capital stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

DESCRIPTION OF CAPITAL STOCK

General

Our authorized capital stock consists of one hundred seventy million (170,000,000) shares of stock, consisting of three (3) classes of stock designated, respectively, as “Class A common stock,” “Class B common stock” and “Preferred Stock,” each such share having a par value of $0.0001 per share. The total number of authorized shares are: one hundred million (100,000,000) shares of Class A common stock; twenty million (20,000,000) shares of Class B common stock; and fifty million (50,000,000) shares of Preferred Stock. The Board of Directors of the Company has designated two series of Preferred Stock: Series A convertible preferred stock and Series B convertible preferred stock.

As of December 9, 2025, there were 38,567,465 shares of our Class A common stock outstanding, 3,020,750 shares of our Class B common stock outstanding, no shares of our Series A convertible preferred stock outstanding and 5,068 shares of our Series B convertible preferred stock outstanding.

Class A Common Stock

Holders of our Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class A common stock has the right to cumulate votes.

Holders of our Class A common stock are entitled to receive dividends when and if declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding shares of Preferred Stock.

Upon the liquidation, dissolution or winding up of the Company, after payment in full of all amounts required to be paid to creditors and to the holders of our Preferred Stock having liquidation preferences, if any, the holders of our Class A common stock are entitled to share, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, ratably in all assets remaining.

Holders of Class A common stock have no preemptive or redemption rights and no right to convert their common stock into any other securities. All outstanding shares of Class B common stock are fully paid and non-assessable.

Class B Common Stock

Holders of our Class B common stock are entitled to twenty-five (25) votes for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class B common stock has the right to cumulate votes.

Subject to the rights of holders of Preferred Stock having preference as to dividends, the holders of our Class A common stock are entitled to receive dividends when, as and if declared by our board of directors out of legally available funds.

Upon our liquidation, dissolution or winding up of the affairs of the Company, subject to any preference right of holder of the Preferred Stock of the Company, the holders of our Class B common stock shall share equally and ratably, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, in the Company’s assets. The merger, conversion, exchange or consolidation of the Company is not deemed a liquidation, dissolution or winding up of the affairs of the Company.

Our Class B common stock may be convertible at the option of the holders, without the payment of additional consideration, at any time, into shares of Class A common stock at a conversion rate of one share of Class A common stock for each share of Class B common stock. The conversion rate of the Class B common stock will be adjusted proportionately if the Company, at any time or from time to time, (a) pays a dividend or makes a distribution for no consideration to holders of our Class A common stock, (b) subdivides (by stock split, recapitalization or otherwise) our outstanding Class A common stock into a greater number of shares, or (c) combines its outstanding Class A common stock into a smaller number of shares.

The holders of Class B common stock do not have any redemption or preemptive rights.

Preferred Stock

Pursuant to our articles of incorporation, our board of directors has the authority, without further action by the stockholders, to issue up to fifty million (50,000,000) shares of Preferred Stock, in one or more series. Our board of directors has the authority, without further action by the shareholders, to issue shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon the preferred stock. Preferred Stock may be designated and issued without authorization of shareholders unless such authorization is required by applicable law, the rules of the principal market or other securities exchange on which our stock is then listed or admitted to trading.

Our board of directors may authorize the issuance of Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our Class A common stock or Class B common stock. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, under some circumstances, have the effect of delaying, deferring or preventing a change in control of the Company.

The description of Preferred Stock in this prospectus and the description of the terms of a particular series of preferred stock in any applicable prospectus supplement are not complete. You should refer to any applicable certificate of designation for complete information.

All shares of Preferred Stock offered hereby will, when issued, be fully paid and nonassessable, including shares of Preferred Stock issued upon the exercise of preferred stock warrants or subscription rights, if any.

Series A preferred stock

The Company has designated 20,000 shares of the Company’s authorized and unissued preferred stock as Series A preferred stock (the “Series A preferred stock”). As of the date of this Information Statement, there are no shares of Series A preferred stock issued and outstanding.

Series B preferred stock

The Company has designated 10,000 shares of the Company’s authorized and unissued preferred stock as Series B Preferred Stock (the “Series B preferred stock”) and established the rights, preferences and privileges of the Series B preferred stock pursuant to a Certificate of Designations of Rights and Preferences of the Series B Preferred Stock (the “Certificate of Designations”).

General.    Each share of Series B preferred stock has a stated value of $1,000 per share and, when issued, the Series B preferred stock will be fully paid and non-assessable.

Ranking.    The Series B preferred stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the Series B Certificate of Designation) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series B preferred stock.

Dividends.    The holders of Series B preferred stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of the Company’s Common Stock, when and if actually paid.

Purchase Rights.    If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series B preferred stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series B preferred stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder.    Each holder of Series B preferred stock may convert all, or any part, of the outstanding Series B preferred stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $1.00 which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Voluntary Adjustment Right.    Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Alternate Conversion Upon a Triggering Event.    Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series B preferred stock at the “Alternate Conversion Price” equal to the lesser of: (i) the applicable conversion price, and the greater of (A) the floor price of $0.1879 (the “Floor Price”); and (B) 80% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days immediately prior to such conversion. On December 1, 2025, the Company entered into an agreement with the Required Holders under the Certificate of Designation, to lower the Floor Price to $0.05.

The Series B Certificate of Designation contains standard and customary triggering events (each, a “Triggering Event”), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 or Form S-3 pursuant to the Registration Rights Agreement (as defined below), (iv) the Company’s failure to cure a conversion failure or notice of the Company’s intention not to comply with a request for conversion of any Series B preferred stock, and (iv) bankruptcy or insolvency of the Company.

Other Adjustments.    In connection with the Private Placement, the Company has agreed to seek stockholder approval at a special meeting of stockholders, of the issuance of conversion shares at a conversion price below the conversion price (the date of such approval, the “Stockholder Approval Date”).

If 30 days and 60 days following the occurrence of the later of (x) the Stockholder Approval Date and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement and (b) the date that the Series B preferred stock is eligible to be resold without restriction under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), the Conversion Price then in effect is greater than the greater of the Floor Price and the Market Price (as defined in the Certificate of Designations) then in effect (each, an “Adjustment Price”), the conversion price shall automatically lower to such Adjustment Price.

Change of Control Exchange.    Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series B preferred stock for consideration equal to the Change of Control Election Price (as defined in the Series B Certificate of Designation), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption.    At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series B preferred stock then outstanding at a redemption price equal to 125% of the greater of (i) the Conversion Amount being redeemed as of the Company optional redemption date and (ii) the product of (1) the conversion rate with respect to the Conversion Amount being redeemed as of the Company optional redemption date multiplied by (2) the greatest closing sale price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company optional redemption notice date and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made.

Fundamental Transactions.    The Series B Certificate of Designation prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other Transaction Documents (as defined in the Series B Certificate of Designation).

Voting Rights.    The holders of the Series B preferred stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants.    The Series B Certificate of Designation contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Series B Certificate of Designation) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series B Certificate of Designation.

Reservation Requirements.    So long as any Series B preferred stock remains outstanding, the Company shall at all times reserve at least 250% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series B preferred stock then outstanding.

Modification of Shareholder Rights

Pursuant to Nevada Revised Statutes Article 79.390, any amendment to the articles of incorporation (other than a change in number of authorized shares of class or series) to affect or modify shareholders’ rights requires (i) a resolution adopted by the board of directors setting forth the proposed amendment and submission of the proposed amendment to the stockholders for approval; (ii) affirmative vote of stockholders holding shares in the corporation representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, approving the amendment; and (iii) a certificate signed by an authorized officer setting forth the amendment, the vote by which the amendment was adopted, and filing of the certificate with the Secretary of State of Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table set forth information regarding beneficial ownership of our Class A and Class B common stock as of December 9, 2025 by (1) each of our named executive officers, (2) each of our directors, (3) all of our directors and executive officers as a group and (4) each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of Class A or Class B common stock.

The information relating to beneficial ownership of our voting securities by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

The percentages below are calculated based on 38,567,465 shares of Class A common stock outstanding and 3,020,750 shares of Class B common stock outstanding.

Except as otherwise noted below, each stockholder’s address is c/o Inspire Veterinary Partners, Inc. 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452.

Name of Beneficial Owner	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned	Total Combined Percentage of Shares Beneficially Owned
NAMED EXECUTIVE OFFICERS
Kimball Carr	Class A common	92,624	(1)	*	1.0%
	Class B common	333,250		11.0%
Richard Frank	Class A common	58,480	(2)	*	*
	Class B common	—		—
Alexandra Quarti	Class A common	—		—	—
	Class B common	—		—
DIRECTORS
Larry Alexander	Class A common	1,448	(3)	*	*
	Class B common	—		—
Phillip Balatsos	Class A common	—		—	—
	Class B common	—		—
Charles Stith Keiser	Class A common	963	(4)	*	5.2%
	Class B common	2,150,000	(5)	71.2%
Anne Murphy	Class A common	1,447	(6)	*	*
	Class B common	—		—
Erinn Thomas-Mackey	Class A common	1,449	(3)	*	*
	Class B common	—		—
Timothy Watters	Class A common	1,447	(6)	*	*
	Class B common	—		—

Name of Beneficial Owner	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned	Total Combined Percentage of Shares Beneficially Owned
All Current Directors and Executive Officers as a Group (11 persons)	Class A common	192,105		*	6.4%
	Class B common	2,483,250		82.2%
GREATER THAN 5% OWNERS
Wilderness Trace Veterinary Partners, LLC	Class A common	—		—	5.2%
	Class B common	2,150,000	(7)	71.2%
Peter Lau	Class A common	—		—	1.3%
	Class B common	537,500		17.8%

____________

*        Represents less than 1%.

(1)      Includes 20 shares of Class A common stock that may be acquired at a price of $6,000 per share upon exercise of a fully vested warrant. The warrant is exercisable until January 1, 2028. Also includes 92,593 shares of Class A common stock that may be acquired at a price of $1.62 per share upon exercise of fully vested options.

(2)      Represents 58,480 shares of Class A common stock that may be acquired at a price of $1.71 per share upon exercise of fully vested options.

(3)      Includes 1,447 shares of Class A common stock that may be acquired at a price of $17 per share upon exercise of fully vested options.

(4)      Includes 953 shares of Class A common stock that may be acquired at a price of $17 per share upon exercise of fully vested options.

(5)      Beneficially owned by Wilderness Trace Veterinary Partners, LLC, which is controlled by Charles Stith Keiser.

(6)      Represents 1,447 shares of Class A common stock that may be acquired at a price of $17 per share upon exercise of fully vested options.

(7)      Wilderness Trace Veterinary Partners, LLC is 100% owned and controlled by Charles Stith Keiser.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements. Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

We cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this prospectus and include information concerning possible or assumed future results of our operations, including statements about potential acquisition or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future acquisitions, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

All forward-looking statements speak only as of the date of this prospectus. We undertake no obligation to update any forward-looking statements or other information contained herein. Shareholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

These forward-looking statements represent our intentions, plans, expectations, assumptions ‘and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. Considering these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. All subsequent written and oral forward-looking statements concerning other matters addressed in this prospectus and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement and Notice of Internet Availability is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the Information Statement and Notice of Internet Availability to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate Information Statements and Notices of Internet Availability and similar future documents to the Company at the following address: Inspire Veterinary Partners, Inc., 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452 or by calling (757) 734-5464.

Security holders may also contact the Company at the address above if they received multiple copies of the materials and would prefer to receive a single copy in the future. Stockholders who hold shares in street name may contact their broker, bank or other organization who holds their shares to request information about householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

We are subject to the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, we file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information are available for inspection and copying at the website of the SEC. The SEC’s website address is http://www.sec.gov.

We maintain a website at www.inspirevet.com. You may access our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this prospectus.

THIS INFORMATION STATEMENT IS DATED [    ], 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

You should rely only on the information provided in this Information Statement. We have not authorized any person to provide information other than that provided herein.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Class A Common Stock.